EXHIBIT 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CENTRAIS ELÉTRICAS BRASILEIRAS S.A. — ELETROBRAS (the “Company”) on Form 20-F for the fiscal year ended December 31, 2017, as originally filed with the U.S. Securities and Exchange Commission on April 30, 2018 and as amended on the date hereof  (the “Report”), I, Wilson Pinto Ferreira Junior, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)  the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934, as amended; and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 21, 2018

By:	/s/ Wilson Pinto Ferreira Junior
Wilson Pinto Ferreira Junior
Chief Executive Officer